24-Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
24-Fair Value Of Financial Instruments [Text Block]
24—FAIR VALUE OF FINANCIAL INSTRUMENTS

The following disclosure of the estimated fair value of financial instruments was made in accordance with the requirements of ASC 825 ‘‘Disclosure about fair value of financial instruments.’’ The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. The estimates of fair values of the Company’s financial instruments are compared below to the recorded amounts at December 31, 2011 and 2010.
	December 31,		December 31,
	2011 Recorded Value	2011 Estimated Fair Value	2010 Recorded Value	2010 Estimated Fair Value
Assets:
Cash and cash equivalents	4,900	4,900	7,369	7,369
Trade accounts and notes receivable, net	15,292	15,292	15,441	15,441
Short term investments	1,572	1,572	1,519	1,519
Liabilities:
Short-term borrowings	1,700	1,700	2,031	2,031
Trade accounts payable	4,333	4,333	4,309	4,309
Notes payable	1,962	1,962	1,589	1,589
Convertible Debentures and other Long Term Debt	7,085	7,085	8,121	8,121
Investor Warrants	195	195	1,287	1,287
Placement Agent Warrants			-	-

The recorded amount of cash and cash equivalents, restricted short term investment, investments available for sale, trade accounts and notes receivable (drafts), short-term borrowings, and trade accounts and notes payable (drafts) are a reasonable estimate of their fair value due to the short-term maturities of these instruments. The long-term debt is recorded at fair value.

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